Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059					Form OPR-1A

	COMPARATIVE BALANCE SHEET
	ASSETS

	Filing Date	1/31/05	2/28/05	3/31/05	4/30/05	5/31/05
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	17,002	2,657	4,433	4,164	987	1,129
Marketable securities	2,785,516	2,797,982	2,774,982	2,774,980	2,764,942	2,714,983
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	2,862,518	2,860,639	2,839,415	2,839,144	2,825,929	2,776,112

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC	8,753,000	8,753,000	8,552,000	8,552,000	7,953,000	7,953,000
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	30,253,000	30,253,000	30,052,000	30,052,000	29,453,000	29,453,000

TOTAL ASSETS	33,115,518	33,113,639	32,891,415	32,891,144	32,278,929	32,229,112

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted June 3, 2005	Signed	/s/ Gary N. Thompson	Printed Name of Signatory	Gary N. Thompson

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059					Form OPR-1B

	COMPARATIVE BALANCE SHEET
	LIABILITIES AND STOCKHOLDERS EQUITY

	Filing Date	1/31/05	2/28/05	3/31/05	4/30/05	5/31/05
LIABILITIES:
Post-Petition debt (Sched. C)	0	0	3,681	58,081	53,152	32,949

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,156,314	138,156,314	138,159,995	138,214,395	138,209,466	138,189,263

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	0	(1,879)	(227,784)	(282,455)	(889,741)	(919,355)

TOTAL SHAREHOLDERS EQUITY	(105,040,796)	(105,042,675)	(105,268,580)	(105,323,251)	(105,930,537)	(105,960,151)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	33,115,518	33,113,639	32,891,415	32,891,144	32,278,929	32,229,112

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059				Form OPR-2

STATEMENT OF INCOME

	1/31/05	2/28/05	3/31/05	4/30/05	5/31/05
REVENUE:
Net investment income	3,190	5,251	6,845	7,555	6,453
Net realized gain	0	0	0	0	0
Other	434	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(5,187)	(7,262)	(6,977)	(6,977)	(6,977)
Board fees and expenses	0	(19,250)	6,000	0	0
Legal fees and expenses		(372)	(58,081)	(4,036)	(27,164)
Filing fees and expenses	(317)	(3,272)	(2,433)	(4,328)	(1,676)
Miscelleanous	0	0	(24)	(500)	(250)

NET OPERATING INCOME / LOSS	(1,879)	(24,905)	(54,671)	(8,286)	(29,614)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0
Equity in operating earnings of AIC	0	44,000	0	(28,000)	0
Equity in unrealized losses of securities of AIC	0	(245,000)	0	(571,000)	0

TOTAL OTHER INCOME (EXPENSE)	0	(201,000)	0	(599,000)	0

NET INCOME (LOSS)	(1,879)	(225,905)	(54,671)	(607,286)	(29,614)

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059				Form OPR-3

SOURCES AND USE OF CASH

	1/31/05	2/28/05	3/31/05	4/30/05	5/31/05
CASH DIFFERENCE:
Current ending cash balance	2,657	4,433	4,164	987	1,129
Less ending prior month balance	(17,002)	(2,657)	(4,433)	(4,164)	(987)

NET CASH INCREASE (DECREASE)	(14,345)	1,776	(269)	(3,177)	142

SOURCES OF CASH:
Net income (loss)	(1,879)	(225,905)	(54,671)	(607,286)	(29,614)
Equity in earnings of AIC	0	201,000	0	599,000	0
Decrease in:
Receivables	0	0	0	0	0
Marketable securities	0	23,000	2	10,038	49,959
Increase in:
Post-petition debt	0	3,681	54,399	0	0
Pre-petition debt	0	0	0	0	0

TOTAL SOURCES OF CASH	(1,879)	1,776	(269)	1,752	20,345

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0
Marketable securities	(12,466)	0	0	0	0
Decrease in:
Post-petition debt	0	0	0	(4,929)	(20,203)
Pre-petition debt	0	0	0	0	0

TOTAL USES OF CASH	(12,466)	0	0	(4,929)	(20,203)

NET CASH INCREASE (DECREASE)	(14,345)	1,776	(269)	(3,177)	142

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059				SCHEDULE C

SCHEDULE OF POST PETITION DEBT

	1/31/05	2/28/05	3/31/05	4/30/05	5/31/05
TRADE ACCOUNTS PAYABLE	0	0	58,081	53,152	32,949
PAYROLL AND PAYROLL TAXES		3,681	0	0	0
TAXES PAYABLE	0	0	0	0	0

TOTAL POST PETITION DEBT	0	3,681	58,081	53,152	32,949